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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                NOVEMBER 14, 2005

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                               BLUE HOLDINGS, INC.
               (Exact name of registrant as specified in charter)

                                     NEVADA
         (State or other Jurisdiction of Incorporation or Organization)


       000-33297                                           88-0450923
(Commission File Number)                       (IRS Employer Identification No.)

                    5804 E. SLAUSON AVE., COMMERCE, CA 90040
                         (Address of Principal Executive
                              Offices and zip code)

                                 (323) 725-5555
                             (Registrant's telephone
                          number, including area code)

                           MARINE JET TECHNOLOGY CORP.
                       936A BEACHLAND BOULEVARD, SUITE 13
                              VERO BEACH, FL 32963
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On November 14, 2005, Antik Denim, LLC ("Antik"), a wholly-owned subsidiary of Blue Holdings, Inc. (the "Company") entered into an Employment Agreement with Alexandre Caugant. Mr. Caugant was engaged by Antik as a Senior Vice President for a term of 5 years commencing on November 14, 2005 and terminating on November 13, 2010. Mr. Caugant will receive an annual salary of $240,000. Mr. Caugant is entitled to participate in the Company's bonus, incentive, stock option, savings, welfare benefit and retirement plans as he becomes eligible. The parties to the Employment Agreement have agreed to resolve all disputes arising under the Employment Agreement through binding arbitration. Mr. Caugant is the beneficial owner of approximately 5.5% of the outstanding shares of the Company's Common Stock.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On November 14, 2005, Antik engaged Philippe Naouri to serve in the newly created position of President of Antik. Mr. Naouri co-founded Antik in September 2004 and has served as a designer for Antik since its founding. Prior to co-founding Antik, Mr. Naouri operated his own antique denim warehouse in Texas for 16 years. Mr. Naouri's 20-year commitment to vintage denim, measured by his obsessive knowledge of detailing and craftsmanship, earned him the title "The King of Vintage" in the fashion industry. Mr. Naouri has sold his most exclusive and inspirational vintage designs to, and has consulted on styles, details and washes for, companies such as Replay, Diesel, G-star, Levis and Chevignon. In 1991, he organized the first ever antique Levis auction held in Drouot, France, in partnership with Levis. In the book "Jeans of Heroes," Lincoln Editions, 1994, Mr. Naouri was dubbed the "French Connection of Denim."

         On April 29, 2005 (the "Closing"), the Company closed the transactions contemplated by that certain Exchange Agreement dated April 14, 2005 ("Exchange Agreement"), by and among the Company, Antik, Keating Reverse Merger Fund, LLC, Mr. Naouri and each of the other members of Antik. At the Closing, pursuant to the terms of the Exchange Agreement, the Company acquired all of the outstanding membership interests of Antik (the "Interests") from Mr. Naouri and the other members of Antik, and Mr. Naouri and the other members of Antik contributed all of their Interests to the Company. In exchange, the Company issued to Mr. Naouri 69,129 shares of Series A Convertible Preferred Stock, par value $0.001 per share, of the Company, which, on June 7, 2005, as a result of an amendment to the Company's Articles of Incorporation, were converted into 2,004,741 shares of the Common Stock, par value $0.001 per share ("Common Stock"), of the Company. Mr. Naouri currently owns 1,394,741 shares of Common Stock.

         Mr. Naouri is party to an Employment Agreement with Antik, dated July 8, 2005 and amended August 24, 2005, pursuant to which Antik engaged Mr. Naouri as a Fashion Director in the design, development, manufacturing, marketing and wholesale of apparel and related accessories bearing the "Antik Denim" trademark for a term of 5 years commencing on July 11, 2005 and


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terminating on July 10, 2010.  Mr. Naouri  receives an annual salary of $240,000 and is required to devote such time to the Company's business as is necessary to perform his duties under the Employment Agreement. Mr. Naouri is entitled to participate in the Company's bonus, incentive stock option, savings and retirement plans as he becomes eligible. Mr. Naouri will continue to provide services to Antik pursuant to the terms of his Employment Agreement as President instead of Fashion Director.

         On November 14, 2005, Taverniti So Jeans, LLC, a wholly-owned subsidiary of the Company ("Taverniti"), appointed Gregory Abbou to serve in the newly created position of President of Taverniti. Since April 2004, Mr. Abbou has overseen the merchandizing, marketing and brand distribution of Taverniti, a company co-founded by Mr. Abbou. Prior to forming Taverniti, Mr. Abbou oversaw international distribution of Yanuk Jeans, LLC. In 1999, Mr. Abbou became the sales manager for Arayal, a new European designer brand, fostering distribution of Arayal apparel throughout Europe in less than one year. Mr. Abbou moved to Los Angeles in 2001 to develop awareness of the Arayal brand in the United States. Shortly thereafter, Arayal opened its first flagship store in Beverly Hill, California. Mr. Abbou is the son-in-law of Paul Guez, the Company's Chairman, Chief Executive Officer, President and majority shareholder.

         Taverniti did not enter into an employment agreement with Mr. Abbou, who serves at the pleasure of Taverniti's Board of Directors.

         On October 31, 2005, the Company entered into an Exchange Agreement (the "Taverniti Exchange Agreement") with Taverniti, Mr. Abbou and the other members of Taverniti. Pursuant to the Taverniti Exchange Agreement, the Company acquired all of the outstanding membership interests of Taverniti (the "Taverniti Interests") from Mr. Abbou and the other members of Taverniti, and Mr. Abbou and the other members of Taverniti contributed all of their Taverniti Interests to the Company. In exchange, the Company issued to Mr. Abbou 62,500 shares of Common Stock and paid Mr. Abbou Ninety-Three Thousand Seven Hundred Fifty Dollars ($93,750).

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c)      SHELL COMPANY TRANSACTIONS. Not applicable.

         (d)      EXHIBITS.

                  10.1 Employment Agreement dated November 14, 2005, between Antik Denim, LLC and Alexandre Caugant.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Blue Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BLUE HOLDINGS, INC.


Date:  November 18, 2005               By: /s/ Patrick Chow
                                           -------------------------------------
                                           Patrick Chow, Chief Financial Officer
                                           and Secretary


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                                  EXHIBIT INDEX

EXHIBIT
EXHIBIT                             DESCRIPTION OF EXHIBIT
-------        -----------------------------------------------------------------
10.1           Employment  Agreement  dated  November  14, 2005,  between  Antik
               Denim, LLC and Alexandre Caugant.


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